Ex. 10.4





                               AMENDMENT NO. 1 TO


                               WARRANT NO. CCP-003


                           GULF COAST OIL & GAS, INC.

         THIS AMENDMENT NO. 1 TO WARRANT NO. CCP-003 (this "AMENDMENT"), is entered into by and between GULF COAST OIL & GAS, INC., a Nevada corporation (the "COMPANY"), and the undersigned Holder (the "HOLDER").

         WHEREAS:

         A. The Company previously executed and delivered Warrant No. CCP-003 (the "WARRANT") to the Holder.

         B. The Company and the Holder desire to amend the Warrant as more fully described herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder hereby agree as follows:

         1. AMENDMENT OF SECTION 1(B)(VI). Section 1(b)(vi) of the Warrant is hereby deleted in its entirety and replaced with the following:

                  "(vi) "EXPIRATION DATE" means the date seven (7) years from the Issuance Date of this Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or State of New York or on which trading does not take place on the Principal Exchange or automated quotation system on which the Common Stock is traded (a "Holiday"), the next date that is not a Holiday."

         2. AMENDMENT OF SECTION 1(B)(XIII). Section 1(b)(xiii) of the Warrant is hereby deleted in its entirety, and replaced with the following:

                  "(xiii) "WARRANT EXERCISE PRICE" shall be $0.001 or as subsequently adjusted as provided in Section 8 hereof."

         3. EFFECT ON OTHER TERMS. This Amendment shall be deemed effective as of June 1, 2008, as if entered into on such date. All other terms set forth in the Warrant shall remain unchanged and this Amendment and the Agreement shall be deemed a single integrated instrument for all purposes.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to
Warrant No. CCP-003 to be duly executed as of day and year first above written.

                                         COMPANY:
                                         GULF COAST OIL & GAS, INC.

                                         By:
                                         Name:    Rahim Rayani
                                         Title:   President & CEO

                                         AGREED AND ACKNOWLEDGED:

                                         HOLDER:
                                         YA GLOBAL INVESTMENTS, L.P.
                                         By:  Yorkville Advisors, LLC
                                         Its:   Investment Manager

                                                  By: __________________________
                                                  Name: ________________________
                                                  Title:  ______________________



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